Exhibit 10.21

Execution Version
THIRD AMENDMENT TO LOAN, SECURITY AND SERVICING AGREEMENT
This THIRD AMENDMENT TO LOAN, SECURITY AND SERVICING AGREEMENT, dated as of March 3, 2026 (this “Amendment”), is entered into by and between K-FIT FINANCE CO-1 LLC, a Delaware limited liability company, as the borrower (the “Borrower”), and CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower and the Administrative Agent are parties to the Loan, Security and Servicing Agreement, dated as of March 4, 2025 (as in effect immediately prior to the effectiveness of this Amendment and including the Exhibits, Schedules and Annexes thereto, the “Existing Loan Agreement”, and as amended by this Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Loan Agreement”; except as otherwise defined in this Amendment, terms defined in the Amended Loan Agreement are used herein as defined therein).
WHEREAS, pursuant to clause (iv) of the final paragraph of Section 12.1 of the Credit Agreement, the Borrower and the Administrative Agent have agreed to make certain amendments and modifications to the Existing Loan Agreement upon and subject to the terms and conditions set forth in this Amendment.
WHEREAS, these recitals shall be construed as part of this Amendment.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to the Existing Loan Agreement.
(a)The Borrower and the Administrative Agent agree that, upon the Amendment Effective Date (as defined below), Section 2.18(a) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:
“At any time during the Revolving Period, provided that no Event of Default has occurred and is continuing, the Commitment for any Lender may be increased in connection with a corresponding increase in the Facility Amount with the prior written consent of the Borrower, the Administrative Agent and such Lender; provided that, immediately following such Commitment increase, the Facility Amount shall not exceed $400,000,000. Prior to the effectiveness of any such increase, the Borrower shall, upon the written request of such Lender, execute and deliver to the applicable Lender a revised Note in an aggregate face amount equal to the revised Commitment. The Borrower confirms that each Lender, in its sole and absolute discretion, without regard to the value or performance of the Loans or any other factor, may elect not to increase its Commitment. Upon such increase, Annex A hereto shall be deemed to be revised to reflect such increase in such Lender’s Commitment.”
SECTION 2.    Representations and Warranties of the Borrower. The Borrower represents and warrants to the Administrative Agent, the Lenders and the other Secured Parties that:
(i)each of its representations and warranties set forth in the Amended Loan Agreement and in the other Transaction Documents are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material

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respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) as of such earlier date;
(ii)both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, no Event of Default or Servicer Termination Event shall have occurred and be continuing, or would result therefrom;
(iii)no action, suit or proceeding (including, without limitation, any inquiry or investigation) shall be pending or, to the actual knowledge of the Borrower or the Servicer, threatened with respect to this Amendment, the transactions contemplated hereby or any documentation executed in connection therewith, and no injunction or other restraining order shall have been issued or a hearing therefor be pending or noticed with respect to this Amendment or the transactions contemplated hereby; and
(iv)all necessary governmental and material third party approvals and/or consents in connection with the transactions contemplated by this Amendment and otherwise referred to herein shall have been obtained and remain in effect.
SECTION 3. Conditions Precedent. The amendment to the Existing Loan Agreement set forth in Section 1 above shall be deemed effective as of October 24, 2025 (the “Amendment Effective Date”) upon receipt by the Administrative Agent of an executed copy of this Amendment, duly executed and delivered by the parties hereto.
SECTION 4. Reference to and Effect Upon the Existing Loan Agreement.
(a)Except as specifically amended above, the Existing Loan Agreement and the other Transaction Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.
(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Loan Agreement or any Transaction Document, nor constitute a waiver of any provision of the Existing Loan Agreement or any Transaction Document.
SECTION 5. Reaffirmation. The Borrower hereby reaffirms its obligations under each Transaction Document to which it is a party. The Borrower hereby reaffirms the grant of security contained in Section 8.1(a) of the Existing Loan Agreement.
SECTION 6. Miscellaneous. This Amendment is a Transaction Document for all purposes of the Amended Loan Agreement. This Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of portable document format file shall be effective as delivery of a manually executed counterpart signature page. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other

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electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.
SECTION 7. Governing Law. This Amendment, and the rights and obligations of the parties under this Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by and construed in accordance with the law of the State of New York.
[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:
K-FIT FINANCE CO-1 LLC

By:    /s/William Goebel     Name: William Goebel
Title: Chief Accounting Officer

[Signature Page to Third Amendment to Loan, Security and Servicing Agreement]

ADMINISTRATIVE AGENT:

CAPITAL ONE, NATIONAL ASSOCIATION

By:     /s/Alex Dennis     Name:    Alex Dennis
Title:    Managing Director

[Signature Page to Third Amendment to Loan, Security and Servicing Agreement]